As filed with the Securities and Exchange Commission on January 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President
The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2008

Item 1. Report to Stockholders.

A N N U A L   R E P O R T

October 31, 2008

The Tocqueville Trust
Mutual Funds

The Tocqueville Fund

The Tocqueville Small Cap Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust.
Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,
The past year has seen the worst bear market in my nearly forty-year career. I did witness some declines of equivalent magnitude, as in 1973-74, but cannot remember the kind of panic selling which took place in October and early November.

As expressed in earlier communications to our funds’ shareholders, I had expected a difficult environment for the global stock markets during 2008. During such periods, as value investors, we usually prefer to concentrate on stock selection rather than to sell “the market” indiscriminately. Trying to time “the market” is a difficult endeavor and, often, a futile one. First, you never exactly catch the market peak, selling either too early or too late but nearly always too low; second, you also seldom catch the exact market bottom, buying back too early or too late but always too high. Our experience has been that it usually is more productive to concentrate on value and let stock selection pay off over the cycles.

Until September, it seemed that we were in a situation similar to past economic and stock market cycles. The
S&P 500 Index, for example, had declined 27.84% from its October 9, 2007 peak to its September 29, 2008 low. Both in duration and amplitude, this was in the ball park of historical bear markets associated with economic recessions and many other bourses had fallen substantially more. Stock valuations were not quite as low as they had been at major, secular market bottoms, but values had appeared in individual stocks and the market no longer seemed overvalued in an environment of historically-low interest rates. A significant rally seemed possible, as did the beginning of a market-bottoming process.

Instead, in October and November, there was massive liquidation of practically everything: corporate bonds, derivatives, commodities (including oil and gold) and global stocks – not to mention real estate. There was no place to hide.

The reasons were the extreme complexity of the ongoing financial crisis and the realization that, in the financial world, the lack of confidence can be self-fulfilling and create failures where none had been threatening. In addition, many hedge funds and funds-of-funds, expecting large year-end redemptions, started selling massively and often indiscriminately to raise cash: when you have to sell, you sell what you can and that often means your best investments. Finally, these factors were aggravated by a reversal of the so-called “carry trade,” where investors/speculators borrow at low interest rates in presumably weak currencies, to buy assets and currencies that are expected to rise. When stocks and commodities started falling, the carry trade went into reverse, as market operators sold assets to repay their borrowings. This explains the concomitant rise in the Japanese yen and the U.S. dollar.
After a one-day rally, the S&P 500 lost nearly 40% in just two months – from September 19 to November 20.

Although the economic recession has not yet reached its nadir and the financial crisis will take many more months to fully unwind, I believe there are encouraging signs.

First, stock markets’ valuations are now much more attractive from a long-term perspective. On November 19, for example, Bloomberg pointed out that dividends paid by Standard & Poor’s 500 Index companies in the past 12 months yielded 3.51%, exceeding the 3.42% yield on 10-year U.S. Treasuries for the first time in half a century.

From an economic point of view, the massive fiscal and monetary stimulus being implemented by, not only the major economies, but also developing ones (including China) all-but ensures, in my opinion, against the cascading collapse of the Great Depression years and promises some recovery next year. The level of consultation and coordination between governments and central banks is also encouraging, as I believe it promises to avoid the mercantilist policies that aggravated and prolonged the declines in the 1930s.

The unprecedented panic liquidations of October and November are clear evidence that investors around the world have fully apprehended the gravity of the economic and financial situation and may even have overreacted to it. I believe that it is too late to sell quality investments and probably a better time to accumulate them.

With my best wishes for a calmer and better New Year,

Respectfully,

Francois Sicart
Chairman

Annual Report    1

The Tocqueville Fund

Dear Fellow Shareholder,

Fiscal 2008 has mercifully come to a close, but it will be long remembered. Indeed, as long as mankind keeps a record of financial and political history, I expect that 2008 will be recalled as a year of breathtaking change, gripping panic, financial ruin and, most of all, human folly and a demonstration of the perils of unintended consequences.

For the first ten months of the fiscal year, through early September, things were not so extraordinary. In fact, until precipitous, drastic and punitive government action, the market was traversing the path of a rather garden variety bear market that began in October of 2007. Down some 16% from the highs of last October and 11% on a calendar year to date basis, the market was in official bear market territory, with financials leading the decline. The economy had slipped into recession, to be sure, but by any measure it was a mild one. The collapse of Bear Stearns in early March was handled deftly by the authorities, notwithstanding the usual political carping, giving the market good reason to stabilize, as it did throughout the spring and summer. Until early September there was every reason to hope, as most did, that the worst of the market was behind us, even if the housing downturn had yet to reach a bottom.

All that changed with the unexpected and dramatic nationalizations of Fannie Mae and Freddie Mac by the
U.S. Treasury on September 7. Whatever the intentions of this act, the consequences were clear. The financial markets responded to what appeared to be a capricious act of panic on the part of the U.S. government with a full-scale, worldwide panic of their own, the consequences of which were brutal, swift and unprecedented in scope and size. Within a week Lehman Brothers failed, and AIG was nationalized. Within two weeks, the investment banking industry, as we had come to know it, disappeared, and its main practitioners; Merrill Lynch, Goldman Sachs, and Morgan Stanley converted to commercial banks, Markets around the globe plunged. Within a few more weeks the $700 billion Troubled Asset Relief Program, or TARP, was passed by Congress. Also known as the Paulson Plan, TARP further jolted the markets by its sheer size and by the spectacular mishandling of the legislation by both the administration and Congress. Shortly after its passage, the government changed directions and, instead of purchasing troubled assets, mortgages and mortgage backed securities, strong armed the banking community into accepting partial government control over the ten largest banks in the country, further stunning market participants. TARP’s massive size and scope was without precedent, but based upon the promises and guarantees that have followed, it now seems like a naively small sum compared with the trillions of dollars the government is likely to spend to alleviate problems it largely created.
The months of September, October and November witnessed the steepest decline and greatest market volatility in history, and left the U.S. economy in a profoundly weakened state, and one with a far greater measure of government involvement than the republic has ever seen. Arguably, these changes portend a new era of much more government control over the economy and a much larger public sector. These developments, coupled with the changes in attitude and appetite for credit by both consumers and lenders, will have a profound effect on economic growth in the years ahead.

More immediately for investors in the Tocqueville Fund, 2008 marks the first fiscal year in the new millennium that your fund underperformed the stock market, as measured by the S&P 500 Index. The fund declined 38.47% versus 36.10% for the S&P. But surely, had the numbers been reversed and the string left intact (as it would have been, incidentally, and by a healthy margin, had we not owned two of the companies nationalized) that would have been an irrelevant footnote, a distinction without a difference in the larger scope of recent events. We are disappointed in our inability to protect shareholder capital better during this period, and we make no excuses for it. But short of going to cash in late summer, there was no good way to negotiate this period. My point being this: there was no place to hide in the panic of 2008. Asset classes of every stripe, not to mention equities from every sector, were pummeled, as the world rushed headlong to the relative safety of cash, in the face of quixotic, precipitous and punitive government action. For a while, even cash was suspect, as money market funds and banks teetered on the verge of bankruptcy.

While the markets have rallied of late, it is too early, as of this writing, to speculate whether the worst of the storm has passed or if we are merely in a lull before more dramatic declines and even greater government intervention. Investing in this climate is more than merely difficult. The very nature of investing is based upon assumptions about the future that include, among other things, some stability and predictability of government action. For now, those assumptions have been shattered.

2    October 31, 2008

We have attempted, during this period, to avoid rash action, believing that investment decisions are best made in the absence of powerful emotional cross currents. The current environment is awash with emotion, indeed, there has been little else motivating investors for the past four months. But looking forward, some things seem clear. Central Banks around the world seem determined to prevent a liquidity crisis. Money creation is proceeding at an astonishing pace to offset the effects of deleveraging. Eventually, we expect that the governments will be successful in reflating the financial structure and the economy. When they do so, it is highly unlikely that central bankers, particularly the Fed, will have the prescience or the political leeway to reverse course. Thus, we see the current period being followed by an inflationary cycle, perhaps as large as the one experienced in the 1970’s. For this reason, we are gradually increasing our holdings in commodity shares which would benefit from this environment and which have been pummeled in the recent crisis.

While not quite back to the levels seen in the early 1980’s, valuations are, we believe, nonetheless, very attractive. High quality companies with enduring franchises, the type we love to own, have been just as washed out as many lower quality names. We see no need to reach for more speculative stocks so long as this is the case.

We will continue to employ our research intensive, bottom up and contrarian/value approach to portfolio construction in the months ahead and are confident that prudent investment will yield reasonable returns in the years ahead. The earthquake that was 2008 is past, but the aftershocks of the year will reverberate for years to come. The political landscape has changed as well as the economic and financial topography. Core beliefs, like the stability and predictability of government policy, for example, have been challenged. Conventional wisdom, such as the relative safety of certain sectors in a bear market, has been turned upside down. And as risk adverse investors, we have learned some hard, new lessons about risk. Still, opportunities abound in this changed environment and we plan to work hard to uncover them for the benefit of our shareholders. We deeply appreciate your confidence in our ability to do so.

Respectfully,

Robert W. Kleinschmidt
Portfolio Manager

Annual Report    3

The Tocqueville Fund
This chart assumes an initial gross investment of $10,000 made on 10/31/98. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2008

1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	(38.47)%	(3.97)%	2.68%	4.40%
Tocqueville Fund—Load*	(38.47)%	(3.97)%	2.68%	3.98%
Standard & Poor’s 500 Stock Index	(36.10)%	(5.21)%	0.26%	0.40%

*	Effective February 1, 2000, the Fund eliminated its sales load.

4    October 31, 2008

The Tocqueville Small Cap Fund

Dear Fellow Shareholder,

For the fiscal year ending October 31, 2008 the Fund was down 36.16% versus a 34.16% decline for the Russell 2000 Index of small cap companies.

Small cap stocks were not spared this year. Generally, small companies are viewed as more sensitive to economic difficulties and/or periods of credit tightness. So far, the volatility and declines have not been more severe than the broader market, a very small positive during a difficult time.

Our process seeks stocks that have fallen 35-50% from their 12-60 month highs, trade at a significant discount (50%) relative to the market on a price to sales ratio basis and have strong finances. Our goal is to find companies that are experiencing operational issues that are depressing profitability where the psychology toward the company has turned negative. We believe this limits further downside risk. Typically, this process acts as a buffer during normal market fluctuations. In these exceptionally volatile times, however, we will experience declines. Historically, these have tended to be short lived and to reverse quickly once liquidity pressures recede.

As contrarian investors, we view market declines as presenting an unusual opportunity to upgrade the quality, diversification and potential of our portfolios. This one is no exception. The upgrading process is ongoing. While most of our portfolio companies typically suffer from poor profitability for operational reasons, we are now being presented with opportunities to switch into very profitable companies trading at what we believe to be distressed valuations. This should limit further downside as this portion of the portfolio continues to build as a percentage of the total.

We have intentionally avoided the financial sector over the past year for reasons that are evident. We hoped that this would act as a buffer and it did. We remain at a zero position in companies that provide or act as an intermediary for credit. In addition, our process avoids companies that either have a lot of debt while they are experiencing operating difficulties or depend on debt to grow, like utilities and REITS. So, our exposure to the availability of credit is minimized.

We remain focused on themes that are less sensitive to short term expectations about the economy: an emerging new product cycle in healthcare, a mix shift in technology spending toward smaller projects that tweak existing infrastructure plus the opportunity for small manufacturing firms to raise prices as exports accelerate once the dollar retraces its recent gains, as we believe it will. We continue to build positions opportunistically in the very depressed consumer and energy sectors.

In summary, we are dealing with the current distress by adjusting the portfolio to enhance its potential for when we emerge from the present uncertainties. While we dislike experiencing the kind of volatility that has emerged since September, we believe that the impact should be short-lived. Hence, we remain optimistic about the future for our strategy and the Fund’s portfolio.

Sincerely,

P. Drew Rankin	Allen Huang	Douglas Adams
Portfolio Manager	Portfolio Manager	Portfolio Manager

Annual Report    5

The Tocqueville Small Cap Fund
This chart assumes an initial gross investment of $10,000 made on 10/31/98. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2008

1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Fund—Net Asset Value	(36.16)%	(9.02)%	(4.45)%	6.39%
Tocqueville Small Cap Fund—Load*	(36.16)%	(9.02)%	(4.45)%	5.96%
Russell 2000 Index	(34.16)%	(4.79)%	1.57%	4.90%
*	Effective February 1, 2000, the Fund eliminated its sales load.

6    October 31, 2008

The Tocqueville International Value Fund

Dear Fellow Shareholder,

During the year ended October 31, 2008, the credit crisis that began in the U.S. went global and stock prices declined sharply. The Tocqueville International Value Fund’s total U.S. dollar return for the period was a loss of 40.82%. In the same period, the Morgan Stanley EAFE Index, the index against which we are normally compared, had a total U.S. dollar loss of 46.34%.

What began as a problem of excessive and irresponsible mortgage lending evolved into a systemic crisis as financial institutions globally choked on non-performing assets, credit markets froze, and fear of systemic collapse poisoned investor psychology. As economic and earnings growth prospects darkened during the year, global equities were marked down and toward year-end valuations collapsed amidst panic selling and forced liquidations by leveraged institutions. The last few months saw some of the most extraordinary events in financial markets in decades, with institutions like Freddie Mac, Fannie Mae, Fortis and AIG effectively nationalized, Lehman Brothers failing, and Goldman Sachs and Morgan Stanley seeking safety by converting to commercial banks.

During the fiscal year, the Bloomberg European 500 Index decreased by 40.62% in local currency terms, the Japanese Nikkei 225 Index decreased by 47.91% in local currency terms, and the Morgan Stanley Far East Index decreased by 47.64%. Commodity prices collapsed as economic growth slowed and speculative money fled the asset class. The Japanese yen increased in value as locals repatriated capital and foreigners bought Yen to cover short positions related to the famous carry trade. The Euro declined in value against the U.S. dollar as it became evident that the U.S recession, high local interest rates and flagging consumer confidence would take their toll on the Euroland economy. In equities, the greatest losses were suffered by markets that had been the subject of excessive investor enthusiasm, like China, India and Brazil. In terms of sectors, the greatest losses were suffered in financials, real estate, resources and consumer discretionary shares. All geographies suffered steep losses and while traditionally defensive sectors like healthcare and consumer staples performed well on a relative basis, they also experienced sharp absolute declines. It was a period of time when there was “no place to hide.”
We have been cautioning our investors about excesses in real estate finance and risk tolerance for some time. And our risk averse stance toward emerging markets, commodity related shares has served us well during the 2008 downturn, as we entered the period with limited exposure to the areas that have been the biggest casualties of the ongoing bear market in equities. Nonetheless, our absolute returns have been disappointing, in part because there has been no place to hide, and in part because we have retained a substantial exposure to economically sensitive sectors like industrials and infrastructure that we believe have strong long term fundamentals.

Following the recent sharp decline in equity valuations and what seems to have been indiscriminate selling, we are inclined to be more constructive about equity markets generally. Central banks around the world are working together in a determined fashion to restore confidence in credit markets and provide monetary and fiscal stimulus to flagging economies. Whereas risk tolerance was high only a year ago, risk aversion has returned and a great deal of risk has been priced into all financial assets. Investor sentiment is very negative, normally a bullish signal for contrarians, and there is a lot of uninvested cash looking for opportunities. What seems certain to us as value oriented contrarians is that there are many stocks trading at a steep discount to intrinsic value assuming a macro environment other than outright depression.

Annual Report    7

We continue our search for exceptional values in companies with strong business franchises that fit with our criteria of capital preservation and growth. We are focused more than ever on balance sheet quality, favoring companies that have more cash than debt, and should therefore be in a position to survive and capitalize on the cheap valuations of their distressed competitors. There are many companies in Europe and Japan that fit within these parameters. One example is Japan’s Fanuc, the global leader in robotics for factory automation, which has approximately 50% of its market capitalization in net cash, is trading at a multi-year low multiple of revenues, and whose products are an important lever for manufacturers seeking to improve their own efficiency and cost structure. Another example is Wacker, a premier German maker of construction equipment, which again has more cash than debt, sports a high and sustainable dividend, and trades at a fraction of the value of future cash flow generation. We retain a significant cash position, which we continue to employ as we hope to uncover outstanding opportunities. Overall we have limited exposure to Asia and emerging markets, but we are beginning to see attractive opportunities in this area as well. Finally, it bears mentioning that whereas the investment community is focused on the deflationary effects of global deleveraging, it is probable that the exorbitant amounts of monetary and fiscal stimulus being employed by central banks to prevent financial collapse will eventually produce inflation in hard assets, and we are refreshing our understanding of some of our favorite companies in the areas of energy and materials.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk.

Respectfully,

James Hunt	Francois Sicart
Portfolio Manager	Portfolio Manager

8    October 31, 2008

The Tocqueville International Value Fund
This chart assumes an initial gross investment of $10,000 made on 10/31/98. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2008
	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	(40.82)%	(7.13)%	3.56%	6.10%
Tocqueville International Value Fund—Load*	(40.82)%	(7.13)%	3.56%	5.67%
Morgan Stanley EAFE Index	(46.34)%	(4.83)%	4.04%	2.05%
*	Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report    9

The Tocqueville Gold Fund

Dear Fellow Shareholder,

The tumultuous financial market events of 2008 would seem to have been tailor-made for gold. Normalcy in the global financial system will return only with fundamental reforms that could take years to implement. As of this writing, credit markets remain frozen and economic activity has slumped badly. Investor demand has been so strong for gold coins and bars that mints and refiners have been forced to ration supply. It is therefore puzzling and disappointing that the gold price, after trading briefly above $1000/oz. following the rescue of Bear Stearns in March 2008, has been trending lower. Even more disappointing, gold shares have declined to a near 25 year low relative to the gold price:
Source: Bloomberg

The reason, in our opinion, has been the strength in the U.S. dollar relative to the euro. Safe haven buying of short term U.S. government securities has diverted capital market flows that otherwise might have propelled gold to unprecedented levels. Gold is trading at or near all time highs in all currencies other than the U.S. dollar. A reversal of the dollar’s relative strength appears to be all that is needed for gold to resume its advance. Wild gyrations of exchange rates result from global financial instability and do not imply inherent strength of the dollar.

Frantic money creation has been taking place in the U.S. and abroad since mid September. Its purpose is to combat the powerful deflationary undertow that is sinking economic activity and it can succeed only if and when financial market expectations of currency debasement become widespread. The earliest sign of success, in our opinion, will be a much higher gold price. Other signals will include rising commodity prices, home prices, and an uptick in economic activity. The Federal Reserve has created more new money in the past several weeks than in the prior 38 years combined. This, in our view, sets the stage for an inflation of historic magnitudes.

10    October 31, 2008

Source: Bloomberg; Bianco Research LLC; Friedman, Milton, & Schwartz, Anna Jacobson (2008). The Great Contraction, 1929 – 1933, 65.

It is hard to imagine a more favorable scenario for gold and gold shares. Timing as always is the uncertainty. Rapid money creation is currently being offset by a precipitous economic decline. When the economy stabilizes, money creation will kick into full gear. Until then, money creation and deficit spending seem likely to progress at historically high rates and even have the potential to accelerate if economic conditions remain unresponsive to the shock therapy being applied.

It is worth noting that gold rose 12.90% in November, its largest monthly gain since 1999. It is possible that this rise was a response to radical monetary conditions in combination with a winding down of panic hedge fund liquidations that have affected all markets. While it would be premature to pronounce an end to the correction in gold and gold shares, any signs of stabilization are welcome. Market timing aside, we believe that a strategic commitment to gold makes more sense than ever as an essential component of capital preservation.

With best wishes for prosperous 2009,

Sincerely,
John C. Hathaway Portfolio Manager

Annual Report    11

The Tocqueville Gold Fund
This chart assumes an initial gross investment of $10,000 made on 10/31/98. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003 and 2006, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2008

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund—Net Asset Value	(59.98)%	(5.47)%	(1.75)%	11.99%
Tocqueville Gold Fund—Load*	(59.98)%	(5.47)%	(1.75)%	11.54%
Philadelphia Stock Exchange Gold and Silver Index	(56.50)%	(7.67)%	(2.66)%	2.20%
Standard & Poor’s 500 Stock Index	(36.10)%	(5.21)%	0.26%	0.40%
*	Effective February 1, 2000, the Fund eliminated its sales load.

12    October 31, 2008

Expense Example—October 31, 2008

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2008-October 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    13

Expense Example Tables

The Tocqueville Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2008 -
	May 1, 2008	October 31, 2008	October 31, 2008
Actual	$1,000.00	$675.30	$5.26
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34
*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

The Tocqueville Small Cap Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2008 -
	May 1, 2008	October 31, 2008	October 31, 2008
Actual	$1,000.00	$771.70	$6.01
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.85
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

The Tocqueville International Value Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2008 -
	May 1, 2008	October 31, 2008	October 31, 2008
Actual	$1,000.00	$649.10	$6.47
Hypothetical (5% return before expenses)	1,000.00	1,017.29	7.91
*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

The Tocqueville Gold Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2008 -
	May 1, 2008	October 31, 2008	October 31, 2008
Actual	$1,000.00	$463.90	$5.26
Hypothetical (5% return before expenses)	1,000.00	1,017.95	7.25
*	Expenses are equal to the Fund’s annualized expense ratio of 1.43%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

14    October 31, 2008

The Tocqueville Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2008		2007		2006	2005	2004
Net asset value, beginning of year	$28.93		$24.25		$22.17	$20.43	$17.99
Operations:
Net investment income	0.24		0.18		0.14	0.15	0.05
Net realized and unrealized gain (loss)	(10.56)		4.53		4.33	2.53	2.41
Total from investment operations (1)	(10.32)		4.71		4.47	2.68	2.46
Dividends and distributions to shareholders:
Dividends from net investment income	(0.19)		(0.03)		(0.22)	(0.12)	(0.02)
Distributions from net realized gains	(2.03)		—		(2.17)	(0.82)	—
Total dividends and distributions	(2.22)		(0.03)		(2.39)	(0.94)	(0.02)
Change in net asset value for the year	(12.54)		4.68		2.08	1.74	2.44
Net asset value, end of year	$16.39		$28.93		$24.25	$22.17	$20.43
Total return	(38.5)%		19.4%		20.5%	13.4%	13.7%
Ratios / supplemental data
Net assets, end of year (000)	$328,609		$523,878		$392,495	$175,791	$145,435
Ratio to average net assets:
Expenses	1.25	%(2)	1.25	%(2)	1.30%	1.34%	1.34%
Net investment income	0.94	%(2)	0.69	%(2)	0.68%	0.68%	0.25%
Portfolio turnover rate	51%		39%		32%	45%	40%

(1)	Total from investment operations per share includes redemption fees of $0.009, $0.002, $0.002, $0.003 and $0.001 per share for the five years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(2)	Net of fees waived amounting to 0.04% and 0.01% of average net assets for the two years ended October 31, 2008 and 2007, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report    15

The Tocqueville Small Cap Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$17.24	$18.04	$16.58	$16.11	$18.83
Operations:
Net investment income (loss)	0.02	0.11	(0.07)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(5.67)	1.26	1.53	1.26	0.21
Total from investment operations (1)	(5.65)	1.37	1.46	1.13	0.10
Distributions to shareholders:
Dividends from net investment income	(0.12)	—	—	—	—
Distributions from net realized gains	(1.70)	(2.17)	—	(0.66)	(2.82)
Total dividends and distributions	(1.82)	(2.17)	—	(0.66)	(2.82)
Change in net asset value for the period	(7.47)	(0.80)	1.46	0.47	(2.72)
Net asset value, end of year	$9.77	$17.24	$18.04	$16.58	$16.11
Total return	(36.2)%	8.4%	8.8%	6.8%	(1.0)%
Ratios / supplemental data
Net assets, end of year (000)	$36,429	$49,543	$52,701	$57,576	$75,005
Ratio to average net assets:
Expenses	1.35%	1.32%	1.34%	1.39%	1.41%
Net investment income (loss)	0.12%	0.63%	(0.38)%	(0.67)%	(0.61)%
Portfolio turnover rate	169%	90%	45%	30%	19%

(1)	Total from investment operations per share includes redemption fees of $0.005, $0.001, $0.015, $0.006 and $0.02 per share for the five years ended October 31, 2008, 2007, 2006, 2005 and 2004 respectively.

The accompanying notes are an integral part of these financial statements.

16    October 31, 2008

The Tocqueville International Value Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$16.48	$16.72	$16.06	$13.10	$10.90
Operations:
Net investment income	0.13	0.08	0.27	0.04	0.09
Net realized and unrealized gain (loss)	(6.09)	2.25	2.30	3.00	2.15
Total from investment operations (1)	(5.96)	2.33	2.57	3.04	2.24
Dividends and distributions to shareholders:
Dividends from net investment income	(0.10)	(0.27)	(0.05)	(0.08)	(0.04)
Distributions from net realized gains	(1.93)	(2.30)	(1.86)	—	—
Total dividends and distributions	(2.03)	(2.57)	(1.91)	(0.08)	(0.04)
Change in net asset value for the year	(7.99)	(0.24)	0.66	2.96	2.20
Net asset value, end of year	$8.49	$16.48	$16.72	$16.06	$13.10
Total return	(40.8)%	15.3%	17.4%	23.3%	20.6%
Ratios / supplemental data
Net assets, end of period (000)	$118,189	$219,220	$225,234	$215,711	$196,424
Ratio to average net assets:
Expenses	1.56%	1.59%	1.61%	1.66%	1.71%
Net investment income	1.07%	0.49%	1.49%	0.29%	0.85%
Portfolio turnover rate	63%	49%	39%	35%	43%

(1)	Total from investment operations per share includes redemption fees of $0.001, $0.002, $0.011, $0.003 and $0.01 per share for the five years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report    17

The Tocqueville Gold Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$64.36	$51.41	$35.51	$34.84	$34.71
Operations:
Net investment loss	(0.57)	(0.30)	(0.22)	(0.33)	(0.33)
Net realized and unrealized gain (loss)	(33.24)	18.52	18.21	2.36	1.04
Total from investment operations (1)	(33.81)	18.22	17.99	2.03	0.71
Dividends and distributions to shareholders:
Dividends from net investment income	(0.46)	(0.22)	—	—	(0.03)
Dividends from net realized gains	(8.32)	(5.05)	(2.09)	(1.36)	(0.55)
Total distributions	(8.78)	(5.27)	(2.09)	(1.36)	(0.58)
Change in net asset value for the year	(42.59)	12.95	15.90	0.67	0.13
Net asset value, end of year	$21.77	$64.36	$51.41	$35.51	$34.84
Total return	(60.0)%	38.4%	52.5%	6.2%	2.0%
Ratios / supplemental data
Net assets, end of year (000)	$410,857	$1,231,475	$833,254	$538,492	$539,190
Ratios to average net assets:
Expenses	1.43%	1.42%	1.50%	1.59%	1.58%
Net investment loss	(1.07)%	(0.81)%	(0.51)%	(0.97)%	(1.11)%
Portfolio turnover rate	28%	26%	30%	27%	24%

(1)	Total from investment operations per share includes redemption fees of $0.027, $0.028, $0.06, $0.02 and $0.09 per share for the five years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of these financial statements.

18    October 31, 2008

The Tocqueville Fund
Schedule of Investments as of October 31, 2008

Common Stocks—94.7%	Shares	Value
Aerospace & Defense—1.6%
Boeing Co.	100,000	$5,227,000
Air Freight & Logistics—1.6%
United Parcel Service, Inc.	100,000	5,278,000
Automobiles—1.7%
Toyota Motor Corp.—ADR(a)	75,000	5,706,750
Beverages—1.4%
The Coca-Cola Co.	100,000	4,406,000
Biotechnology—3.8%
Amgen, Inc.(b)	150,000	8,983,500
Isis Pharmaceuticals, Inc.(b)	250,000	3,515,000
		12,498,500
Building Products—0.9%
Masco Corp.	300,000	3,045,000
Capital Markets—1.4%
The Bank of New York Mellon
Corp.	40,000	1,304,000
UBS AG(a)(b)	189,000	3,194,100
		4,498,100
Chemicals—4.4%
EI Du Pont de Nemours & Co.	300,000	9,600,000
W.R. Grace & Co.(b)	250,000	2,252,500
Zoltek Cos., Inc.(b)	250,000	2,947,500
		14,800,000
Commercial Banks—4.0%
East West Bancorp, Inc.	400,000	6,940,000
Mitsubishi UFJ Financial Group,
Inc.—ADR(a)	1,000,000	6,270,000
		13,210,000
Commercial Services & Supplies—3.6%
Cintas Corp.	150,000	3,555,000
Sotheby’s	150,000	1,396,500
Steelcase, Inc.	750,000	6,975,000
		11,926,500
Communications Equipment—5.8%
Cisco Systems, Inc.(b)	500,000	8,885,000
Corning, Inc.	500,000	5,415,000
Nokia OYJ—ADR(a)	300,000	4,554,000
		18,854,000
Computers & Peripherals—0.9%
EMC Corp.(b)	250,000	2,945,000
Construction Materials—0.3%
Cemex S.A.B. de C.V.—ADR(a)(b)	119,792	905,627
Containers & Packaging—1.5%
Sonoco Products Co.	200,000	5,036,000

Common Stocks (continued)	Shares	Value
Diversified Telecommunication Services—3.9%
Alaska Communications Systems
Group, Inc.(c)	750,000	$7,005,000
Verizon Communications, Inc.	200,000	5,934,000
		12,939,000
Electric Utilities—4.9%
FPL Group, Inc.	300,000	14,172,000
PNM Resources, Inc.	200,000	1,950,000
		16,122,000
Energy Equipment & Services—2.4%
Schlumberger Ltd.(a)	150,000	7,747,500
Food Products—5.0%
Campbell Soup Co.	200,000	7,590,000
Kraft Foods, Inc.	300,000	8,742,000
		16,332,000
Gaming—0.6%
Scientific Games Corp.—Class A(b)	100,000	1,800,000
Household Products—4.7%
Colgate-Palmolive Co.	100,000	6,276,000
Kimberly-Clark Corp.	150,000	9,193,500
		15,469,500
Industrial Conglomerates—4.1%
3M Co.	75,000	4,822,500
General Electric Co.	450,000	8,779,500
		13,602,000
Insurance—0.3%
American International Group, Inc.	500,000	955,000
Internet Software & Services—1.6%
Google, Inc.(b)	15,000	5,390,400
IT Services—2.8%
Automatic Data Processing, Inc.	150,000	5,242,500
The Western Union Co.	250,000	3,815,000
		9,057,500
Machinery—2.0%
Albany International Corp.	100,000	1,456,000
Illinois Tool Works, Inc.	150,000	5,008,500
		6,464,500
Metals & Mining—5.5%
Alcoa, Inc.	300,000	3,453,000
Cliffs Natural Resources, Inc.	150,000	4,048,500
Newmont Mining Corp.	400,000	10,536,000
		18,037,500
Multiline Retail—1.3%
Kohl’s Corp.(b)	125,000	4,391,250

The accompanying notes are an integral part of these financial statements.

Annual Report    19

The Tocqueville Fund
Schedule of Investments as of October 31, 2008

Common Stocks (continued)	Shares	Value
Multi-Utilities—0.3%
Veolia Environnement—ADR(a)	45,000	$1,122,750
Oil & Gas—3.8%
Chesapeake Energy Corp.	100,000	2,197,000
Murphy Oil Corp.	200,000	10,128,000
		12,325,000
Personal Products—0.8%
Avon Products, Inc.	100,000	2,483,000
Pharmaceuticals—8.4%
Bristol-Myers Squibb Co.	400,000	8,220,000
Johnson & Johnson	100,000	6,134,000
Pfizer, Inc.	750,000	13,282,500
		27,636,500
Prepackaged Software—0.0%
Bio-key International,
Inc.(b)(d)(e)(f)	47,090	0
Semiconductor &SemiconductorEquipment—5.5%
Applied Materials, Inc.	600,000	7,746,000
Emcore Corp.(b)(c)	625,000	2,225,000
Intel Corp.	500,000	8,000,000
		17,971,000
Software—3.4%
Microsoft Corp.	500,000	11,165,000
Thrifts & Mortgage Finance—0.3%
Fannie Mae	1,000,000	927,000
Water Supply—0.2%
Purecycle Corp.(b)	200,000	794,000
Total Common Stocks
(Cost $431,813,443)		311,068,877
Exchange Traded Funds—6.5%
CurrencyShares Japanese Yen
Trust(a)(b)	75,000	7,572,750
PowerShares DB Crude Oil Double
Short(b)	100,000	6,777,000
ProShares Ultra Short Lehman 20+
Year Treasury	75,000	4,820,250
SPDR Gold Trust(b)	30,000	2,140,200
Total Exchange Traded Funds
(Cost $16,825,611)		21,310,200

Warrants—0.0%	Shares	Value
Bio-key International, Inc. $1.00
exercise price, expires
4/14/09(b)(d)(e)	262,500	$0
Emcore Corp. $15.06 exercise price,
expires 2/19/13(b)(c)(e)	39,375	0
Raytheon Co. $37.50 exercise price,
expires 06/16/11(b)	1,581	24,142
Total Warrants
(Cost $0)		24,142
Total Investments
(Cost $448,639,054)—101.2%		332,403,219
Liabilities in Excess of Other Assets—(1.2)%		(3,793,969)
Total Net Assets—100.0%		$328,609,250

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)  Foreign issued security. Foreign concentration was as follows: Finland 1.4%; France 0.3% Japan 5.9%; Mexico 0.3%; Netherlands Antilles 2.4%; Switzerland 1.0%
(b)  Non-income producing security.
(c)  Affiliated company. See footnote 8.
(d)  Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2008 was $0 which represented 0.0% of net assets.
(e)  Fair valued security. The aggregate value of fair valued securities as of October 31, 2008 was $0 which represented 0.0% of net assets.
(f)  Security is considered illiquid and may be difficult to sell.

The accompanying notes are an integral part of these financial statements.

20    October 31, 2008

The Tocqueville Small Cap Fund
Schedule of Investments as of October 31, 2008

Common Stocks—92.2%	Shares	Value
Biotechnology—3.6%
Alkermes, Inc.(a)	94,400	$932,672
Martek Biosciences Corp.	13,000	387,790
		1,320,462
Chemicals—2.2%
Landec Corp.(a)(b)	57,800	540,430
Symyx Technologies(a)(b)	61,900	272,979
		813,409
Commercial Services & Supplies—2.1%
EnergySolutions, Inc.	45,800	206,558
Steelcase, Inc.	59,900	557,070
		763,628
Computer Programming Services—0.7%
Perficient, Inc.(a)	45,200	248,148
Electrical Equipment—2.0%
Baldor Electric Co.	42,100	739,276
Electronic Equipment & Instruments—1.4%
Electro Scientific Industries, Inc.(a)	59,400	497,178
Energy Equipment & Services—4.9%
Global Industries Ltd.(a)	60,200	153,510
Oceaneering International, Inc.(a)	34,600	974,682
Tetra Technologies, Inc.(a)	94,400	657,024
		1,785,216
Food Products—3.4%
Hain Celestial Group, Inc.(a)	54,100	1,257,284
Health Care Equipment & Supplies—9.5%
Greatbatch, Inc.(a)	45,300	985,275
ICU Medical, Inc.(a)	17,400	557,322
Thoratec Corp.(a)	34,500	849,390
Wright Medical Group, Inc.(a)	47,000	1,089,460
		3,481,447
Health Care Technology—3.1%
Allscripts-Misys Healthcare
Solutions, Inc.	67,400	438,100
IMS Health, Inc.	48,300	692,622
		1,130,722
Hotels Restaurants & Leisure—1.3%
The Cheesecake Factory(a)	16,700	146,960
Chipotle Mexican Grill, Inc.(a)	7,700	329,329
		476,289
Internet & Catalog Retail—2.3%
1-800-FLOWERS.COM, Inc.(a)(b)	157,800	844,230
Internet Software & Services—6.8%
Interwoven, Inc.(a)	104,200	1,313,962

Common Stocks (continued)	Shares	Value
RealNetworks, Inc.(a)	189,000	$808,920
Valueclick, Inc.(a)	47,300	350,020
		2,472,902
IT Services—1.3%
Lionbridge Technologies(a)(b)	266,100	463,014
Metals & Mining—1.4%
Brush Engineered Materials, Inc.(a)	40,300	494,481
Multiline Retail—0.3%
Tuesday Morning Corp.(a)	43,019	96,363
Paper & Forest Products—3.2%
Glatfelter	113,900	1,174,309
Pharmaceuticals—7.5%
The Medicines Co.(a)	67,300	1,173,039
Salix Pharmaceuticals Ltd.(a)(b)	170,100	1,564,920
		2,737,959
Semiconductor & Semiconductor Equipment—18.1%
Cabot Microelectronics Corp.(a)	13,700	393,601
Cymer, Inc.(a)	34,400	841,768
Emcore Corp.(a)(b)	195,400	695,624
FEI Co.(a)	68,050	1,429,730
Kopin Corp.(a)(b)	372,500	864,200
Silicon Image, Inc.(a)	200,300	915,371
Ultratech, Inc.(a)(b)	95,700	1,443,156
		6,583,450
Software—11.0%
Aspen Technology, Inc.(a)	132,100	1,034,343
Epicor Software Corp.(a)	57,600	406,080
Fair Isaac Corp.	54,800	854,332
Parametric Technology Corp.(a)	82,200	1,067,778
TIBCO Software, Inc.(a)	126,400	650,960
		4,013,493
Specialty Retail—4.0%
Bebe Stores, Inc.	97,900	867,394
Tractor Supply Co.(a)	13,800	573,528
		1,440,922
Textiles, Apparel & Luxury Goods—2.1%
Columbia Sportswear Co.	20,400	752,148
Total Common Stocks
(Cost $46,730,267)		33,586,330

The accompanying notes are an integral part of these financial statements.

Annual Report    21

The Tocqueville Small Cap Fund
Schedule of Investments as of October 31, 2008

	Principal
Short-Term Investments—4.8%	Amount	Value
Repurchase Agreement—4.8%
Repurchase Agreement with U.S.
Bank, N.A., 0.50% dated
10/31/08, due 11/3/08,
collateralized by a Freddie Mac
Giant 15-Year Fixed (Pool
#G11440) valued at $1,783,311.
Repurchase proceeds of
$1,748,073. (Cost $1,748,000)	$1,748,000	$1,748,000
Total Short-Term investments
(Cost $1,748,000)		1,748,000
Total Investments
(Cost $48,478,267)—97.0%		35,334,330
Other Assets in Excess of Liabilities—3.0%		1,094,779
Total Net Assets—100.0%		$36,429,109

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) Affiliated company. See footnote 8.

The accompanying notes are an integral part of these financial statements.

22    October 31, 2008

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2008

Common Stocks—81.0%	Shares	Value
Australia—0.7%
BHP Billiton Ltd.—ADR	20,000	$777,600
Belgium—0.4%
Solvay SA	5,000	465,072
Brazil—1.5%
Cia Vale do Rio Doce—ADR	82,500	1,082,400
Petroleo Brasileiro SA—ADR	25,000	672,250
		1,754,650
Finland—1.9%
Nokia OYJ—ADR	145,000	2,201,100
France—16.9%
Carbone Lorraine	30,381	898,716
Cie de Saint-Gobain	43,500	1,678,528
M6-Metropole Television	160,000	2,519,852
Manitou BF SA	69,156	968,886
Safran SA	139,500	1,770,473
Sanofi-Aventis SA	60,000	3,801,429
Total SA—ADR	45,000	2,494,800
Veolia Environnement	54,300	1,345,643
Veolia Environnement—ADR	50,000	1,247,500
Vivendi	125,000	3,267,390
		19,993,217
Germany—2.6%
Siemens AG—ADR	42,200	2,538,330
Wacker Construction Equipment
AG	88,000	564,167
		3,102,497
Indonesia—1.0%
Telekomunikasi Indonesia Tbk
PT—ADR	58,000	1,162,320
Tempo Scan Pacific Tbk PT	1,737,072	67,830
		1,230,150
Ireland—3.4%
DCC PLC	134,000	2,095,835
Experian PLC	354,413	1,954,576
		4,050,411
Italy—2.3%
C.I.R.—Compagnie Industriali
Riunite SpA	1,293,000	1,388,992
Interpump Group SpA	178,828	1,017,560
Sogefi SpA	161,650	264,023
		2,670,575
Japan—23.0%
Bridgestone Corp.	70,000	1,223,809
Canon, Inc.—ADR	80,000	2,741,600
Fanuc Ltd.	10,000	666,287

Common Stocks (continued)	Shares	Value
Hitachi Ltd.	557,000	$2,615,145
Kyoto Kimono Yuzen Co. Ltd.	3,600	2,272,501
MISUMI Group, Inc.	42,500	650,157
Mitsubishi UFJ Financial Group,
Inc.—ADR	355,000	2,225,850
Nippon Express Co. Ltd.	625,500	2,524,674
Omron Corp.	162,000	2,312,901
Panasonic Corp.—ADR	165,000	2,603,700
SMC Corp.	24,000	2,265,674
Tecmo Ltd.	325,000	2,278,531
Toyota Motor Corp.—ADR	37,000	2,815,330
		27,196,159
Mexico—2.2%
Fomento Economico Mexicano
S.A.B. de C.V.—ADR	103,500	2,617,515
Netherland Antilles—1.6%
Schlumberger Ltd.	36,000	1,859,400
Netherlands—3.0%
Unilever NV—ADR	147,500	3,547,375
Singapore—0.9%
GP Industries Ltd.	7,788,241	1,107,427
South Korea—0.9%
Dongyang Mechatronics Corp.	334,100	1,035,705
Spain—1.0%
Sol Melia SA	245,000	1,151,194
Sweden—0.3%
Saab AB	39,782	414,973
Switzerland—5.5%
Abb Ltd—ADR	45,000	591,750
Kudelski SA	170,000	1,792,844
Nestle SA	71,000	2,760,976
UBS AG(a)	81,834	1,382,995
		6,528,565
Taiwan—2.4%
Chunghwa Telecom Co. Ltd.—ADR	174,355	2,869,882
Thailand—1.0%
BEC World PCL	2,365,100	1,131,756
United Kingdom—4.3%
Bodycote PLC	416,250	833,193
BP PLC—ADR	28,000	1,391,600
Cadbury PLC	162,800	1,494,864
Invensys PLC(a)	523,000	1,311,476
		5,031,133

The accompanying notes are an integral part of these financial statements.

Annual Report    23

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2008

Common Stocks (continued)	Shares	Value
United States—4.2%
Freeport-McMoRan Copper &
Gold, Inc.	30,000	$873,000
Newmont Mining Corp.	70,000	1,843,800
NII Holdings, Inc.(a)	88,600	2,282,336
		4,999,136
Total Common Stocks
(Cost $138,034,478)		95,735,492
	Principal
Convertible Bonds—1.7%	Amount
Luxembourg—1.7%
Kloeckner & Co Finance
International S.A.
1.500%, 07/27/2012	$3,050,000	1,943,690
Total Convertible Bonds
(Cost $2,278,089)		1,943,690
Short Term Investments—7.5%
Variable Rate Demand Notes—2.7%
JP Morgan Chase Demand
Deposits 2.00%	3,167,183	3,167,183
Repurchase Agreement—4.8%
Repurchase Agreement with U.S.
Bank, N.A., 0.50% dated
10/31/08, due 11/3/08,
collateralized by: Freddie Mac
Giant 30 Year Fixed (Pool
#G01505) valued at $3,114,229.
Repurchase proceeds of
$3,052,903. Freddie Mac Giant
15 Year Fixed (Pool #G11440)
valued at $2,709,158.
Repurchase proceeds of
$2,656,335.
(Cost $5,709,000)	5,709,000	5,709,000
Total Short-Term Investments
(Cost $8,876,183)		8,876,183
Total Investments
(Cost $149,188,750)—90.2%		106,555,365
Other Assets in Excess of Liabilities—9.8%		11,633,288
Total Net Assets—100.0%		$118,188,653

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

24    October 31, 2008

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2008

Common Stocks—79.0%	Shares	Value
Gold & Gold Related—74.2%
Agnico-Eagle Mines Ltd.(b)	377,000	$10,424,050
Alamos Gold, Inc.(a)(b)	2,615,100	10,783,246
Andean Resources Ltd.(a)(b)(f)	15,771,500	8,908,794
Aquiline Resources, Inc.(a)(b)	1,333,333	1,139,412
Banro Corp.(a)(b)	631,400	576,238
Centamin Egypt Ltd.(a)(b)	7,830,000	3,633,446
Cia de Minas Buenaventura SA—
ADR(b)	853,600	10,789,504
Cluff Gold Plc(a)(b)(f)	2,990,000	680,891
Comaplex Minerals Corp.(a)(b)(f)	2,839,000	5,535,261
Detour Gold Corp.(a)(b)	280,000	813,076
Eldorado Gold Corp.(a)(b)	2,026,800	8,374,233
Electrum Ltd.(a)(b)(c)(d)(e)	1,047,776	5,752,290
Euro Ressources S.A.(a)(b)(f)	2,900,000	4,176,704
European Goldfields Ltd.(a)(b)	4,035,500	5,055,675
Franco-Nevada Corp.(b)	1,435,900	20,574,125
Gold Fields Ltd.(b)	166,249	1,173,522
Gold Fields Ltd.—ADR(b)	1,211,500	8,056,475
Gold Resource Corp.(a)(f)	2,300,797	5,406,873
Goldcorp, Inc.(b)	1,268,050	23,661,813
Govi High Power Exploration
Co.(a)(c)(d)(e)	1,750,000	3,500,000
Great Basin Gold Ltd.(a)(b)	3,864,137	3,879,205
Harmony Gold Mining Co.
Ltd.(a)(b)	1	8
IAMGOLD Corp.(b)	2,918,700	9,686,219
Ivanhoe Australia(a)(b)	6,464,000	1,288,693
Ivanhoe Mines Ltd(a)(b)	4,467,000	11,674,314
KazakhGold Group Ltd.(a)(b)	276,000	1,104,000
Kinross Gold Corp.(b)	239,652	2,495,339
Kinross Gold Corp.—ADR(b)	899,700	9,383,871
Minefinders Corp.(a)(b)	791,000	3,878,545
New Gold, Inc.(a)(b)(f)	3,478,200	4,040,056
Newmont Mining Corp.	864,800	22,778,832
Orezone Resources, Inc.(a)(b)	17,163,700	2,776,837
Osisko Mining Corp.(a)(b)	4,270,000	6,624,824
Randgold Resources Ltd.—
ADR(b)	1,663,200	51,575,832
Red Back Mining, Inc.(a)(b)	895,000	3,519,705
Royal Gold, Inc.	547,765	15,792,065
SEMAFO, Inc.(a)(b)	4,900,000	3,577,533
Sino Gold Mining Ltd.(a)(b)	3,333,700	7,753,924
Troy Resources NL Npv(b)(f)	100,000	65,544
Troy Resources NL(b)(f)	2,911,624	1,954,266
Wesdome Gold Mines Ltd.(a)(b)	1,427,250	828,901
Witwatersrand Consolidated Gold
Resources Ltd.(a)(b)	335,000	1,003,286
Yukon-Nevada Gold Corp.(a)(b)	8,350,000	242,471
		304,939,898

Common Stocks (continued)	Shares	Value
Precious Metals & Related—4.8%
Brilliant Mining Corp.(a)(b)	937,500	$112,783
Ivanhoe Nickel & Platinum
Ltd.(a)(b)(c)(d)(e)	458,333	3,666,664
Nevada Copper Corp.(a)(b)(f)	1,000,000	290,384
PAN American Silver Corp.(a)(b)	61,536	701,489
PAN American Silver Corp.—
ADR(a)(b)	500,000	5,805,000
Silver Wheaton Corp.(a)(b)	1,687,400	5,879,931
Silverstone Resources Corp(a)(b)(f)	6,635,000	3,192,815
		19,649,066
Total Common Stocks
(Cost $518,578,904)		324,588,964
Gold Bullion—17.3%	Ounces
Gold Bullion(a)	98,032	71,028,873
Total Gold Bullion
(Cost $44,609,241)		71,028,873
Warrants—0.4%	Shares
Gold & Gold Related—0.4%
Electrum Ltd.
Expires 12/19/08, Exercise
Price: $6.80(a)(b)(c)(d)(e)	1,047,776	1,267,809
Kinross Gold Corp.
Expires 9/03/13, Excercise
Price: CAD $32.00(a)(b)	108,032	170,298
Great Basin Gold Ltd.
Expires 4/19/09, Excercise
Price: CAD $3.50(a)(b)	500,000	24,890
Nevsun Resources Ltd.
Expires 12/18/08, Excercise
Price: CAD $10.00(a)(b)(d)	202,125	0
Osisko Mining Corp.
Expires 5/10/09, Excercise
Price: CAD $2.00(a)(b)(d)	1,155,000	0
U.S. Gold Corp.
Expires 2/22/11, Excercise
Price: $10.00(a)	111,500	19,658
Yukon-Nevada Gold Corp.
Expires 5/30/12, Excercise
Price: CAD $3.000(a)(b)(d)	4,175,000	0
Total Warrants
(Cost $4,814,862)		1,482,655

The accompanying notes are an integral part of these financial statements.

Annual Report    25

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2008

	Principal
Short-Term Investments—3.1%	Amount	Value
Repurchase Agreement—3.1%
Repurchase Agreement with
U.S. Bank, N.A., 0.50%,
dated 10/31/08, due 11/3/08,
collateralized by: Freddie Mac
Giant 30-Year Fixed (Pool
#G01514) valued at
$12,254,958. Repurchase
proceeds of $12,016,216;
Freddie Mac Giant 15-Year
Fixed (Pool #G11440) valued
at $650,372. Repurchase
proceeds of $637,311.
(Cost $12,653,000)	$12,653,000	$12,653,000
Total Short-Term Investments
(Cost $12,653,000)		12,653,000
Total Investments
(Cost $580,656,007)—99.8%		409,753,492
Other Assets in Excess of Liabilities—0.2%		1,103,202
Total Net Assets—100.0%		$410,856,694

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security.
(b) Foreign issued security. Foreign concentration was as follows: Australia 5.7%; Canada 41.2%; France1.1%; Peru 2.6%; South Africa 2.5%; United Kingdom 13.0%
(c) Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2008 was $14,186,763 which represented 3.5% of net assets.
(d) Fair valued security. The aggregate value of fair valued securities as of October 31, 2008 was $14,186,763 which represented 3.5% of net assets.
(e) Security is considered illiquid and may be difficult to sell.
(f) Affiliated company. See footnote 8.

The accompanying notes are an integral part of these financial statements.

26    October 31, 2008

Percent of Total Investments

The Tocqueville Fund
Allocation of Portfolio Holdings
October 31, 2008

The Tocqueville Small Cap Fund
Allocation of Portfolio Holdings
October 31, 2008

Annual Report    27

Percent of Total Investments

The Tocqueville International Value Fund
Allocation of Portfolio Holdings
October 31, 2008

The Tocqueville Gold Fund
Allocation of Portfolio Holdings
October 31, 2008

28    October 31, 2008

The Tocqueville Trust
Statements of Assets and Liabilities
October 31, 2008

	The		International
	Tocqueville	Small Cap	Value	Gold
	Fund	Fund	Fund	Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$323,173,219	$27,796,387	$106,555,365	$353,977,141
Affiliated issuers	9,230,000	7,537,943	—	55,776,351
Foreign currencies (2)	—	—	4,121,734	7,554
Cash	—	1,242,874	7,282,099	1,582,695
Receivable for investments sold	—	—	2,754,584	286,337
Receivable for fund shares sold	447,572	2,975	46,792	891,622
Dividends, interest and other receivables	420,875	17,825	942,782	13,978
Prepaid assets	21,814	10,225	14,570	45,728
Total Assets	333,293,480	36,608,229	121,717,926	412,581,406
Liabilities
Payable for investments purchased	—	104,812	3,103,080	—
Payable for fund shares redeemed	1,018,607	14,470	78,692	768,946
Payable to Adviser	161,138	23,856	105,019	402,245
Due to custodian	3,207,850	—	—	—
Accrued distribution fee	21,963	4,151	23,475	5,707
Accrued expenses and other liabilities	274,672	31,831	219,007	547,814
Total Liabilities	4,684,230.00	179,120	3,529,273	1,724,712
Net Assets	$328,609,250	$36,429,109	$118,188,653	$410,856,694
Net assets consist of:
Paid in capital	$449,045,288	$49,476,629	$151,763,572	$566,112,997
Accumulated net investment income (loss)	3,921,863	38,161	2,402,161	(70,469)
Accumulated net realized gain (loss)	(8,122,475)	58,256	6,568,723	15,720,741
Net unrealized depreciation on:
Investments and foreign currency related items	(116,235,426)	(13,143,937)	(42,545,803)	(170,906,575)
Net assets	$328,609,250	$36,429,109	$118,188,653	$410,856,694
Shares of beneficial interest outstanding
(unlimited shares of $0.01 par value authorized)	20,043,758	3,727,236	13,923,254	18,874,083
Net asset value and redemption price per share	$16.39	$9.77	$8.49	$21.77
Maximum offering price per share	$16.39	$9.77	$8.49	$21.77
(1) Cost of investments
Unaffiliated issuers	$434,637,178	$38,153,134	$149,188,750	$477,528,349
Affiliated issuers	$14,001,876	$10,325,133	$—	$103,127,658
(2) Cost of foreign currencies	$—	$—	$4,025,382	$7,668

The accompanying notes are an integral part of these financial statements.

Annual Report    29

The Tocqueville Trust
Statements of Operations
For the Year Ended October 31, 2008

	The		International
	Tocqueville	Small Cap	Value	Gold
	Fund	Fund	Fund	Fund
Investment Income:
Dividends*
Unaffiliated issuers	$9,908,254	$553,210	$4,433,878	$3,045,716
Affiliated issuers	537,500	—	—	70,006
Interest	677,059	40,084	218,156	333,636
	11,122,813	593,294	4,652,034	3,449,358
Expenses:
Investment Adviser’s fee (See Note 4)	3,829,689	303,819	1,774,073	8,512,174
Distribution fees (See Note 4)	1,276,563	101,273	443,518	2,446,256
Administration fee (See Note 4)	765,938	60,764	266,111	1,467,754
Transfer agent and shareholder services fees	181,474	8,896	39,279	371,383
Professional fees	113,777	8,586	30,083	183,349
Printing and mailing expense	87,193	11,583	24,920	233,139
Custody fees	76,616	9,425	74,584	289,524
Other expenses	72,705	2,713	10,744	115,363
Trustee fees and expenses	64,940	9,825	20,899	100,930
Fund accounting fees	58,572	5,997	49,973	123,800
Registration fees	46,549	19,511	18,116	79,441
Insurance expense	37,692	2,495	9,163	52,393
Total expenses before waiver	6,611,708	544,887	2,761,463	13,975,506
Less: Fees waived (See Note 4)	(228,710)	—	—	—
Net expenses	6,382,998	544,887	2,761,463	13,975,506
Net Investment Income (Loss)	4,739,815	48,407	1,890,571	(10,526,148)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	2,146,156	(280,195)	6,568,853	23,190,813
Affiliated issuers	—	449,393	—	(6,455,629)
Foreign currency translation	(8,634)	—	749,281	(1,086,307)
	2,137,522	169,198	7,318,134	15,648,877
Net change in unrealized depreciation on:
Investments	(226,173,682)	(19,843,665)	(82,935,020)	(571,879,670)
Foreign currency translation	(1,574,395)	—	(9,926,365)	(106,089,757)
	(227,748,077)	(19,843,665)	(92,861,385)	(677,969,427)
Net loss on investments and foreign currency	(225,610,555)	(19,674,467)	(85,543,251)	(662,320,550)
Net Decrease in Net Assets Resulting from
Operations	$(220,870,740)	$(19,626,060)	$(83,652,680)	$(672,846,698)
* Net of foreign taxes withheld	$114,031	$—	$610,222	$229,171

The accompanying notes are an integral part of these financial statements.

30    October 31, 2008

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The Tocqueville Trust
Statements of Changes in Net Assets

	The Tocqueville Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
Operations:
Net investment income (loss)	$4,739,815	$3,219,612
Net realized gain on investments and foreign currency	2,137,522	40,230,895
Net change in unrealized appreciation (depreciation)	(227,748,077)	38,647,927
Net increase (decrease) in net assets resulting from operations	(220,870,740)	82,098,434
Dividends and distributions to shareholders:
Net investment income	(3,450,163)	(454,720)
Net realized gains	(36,514,100)	—
Total dividends and distributions	(39,964,263)	(454,720)
Fund share transactions:
Shares sold	221,857,644	116,009,361
Shares issued to holders in reinvestment of dividends	34,039,145	367,309
Shares redeemed*	(190,330,381)	(66,637,488)
Net increase (decrease)	65,566,408	49,739,182
Net increase (decrease) in net assets	(195,268,595)	131,382,896
Net Assets:
Beginning of period	523,877,845	392,494,949
End of period**	328,609,250	523,877,845
* Net of redemption fees of:	$198,509	$27,331
** Including undistributed net investment income (loss) of:	$3,921,863	$2,726,523
Change in shares outstanding:
Shares sold	9,218,902	4,416,384
Shares issued to holders in reinvestment of dividends	1,316,286	14,404
Shares redeemed	(8,602,242)	(2,502,104)
Net increase (decrease)	1,932,946	1,928,684

The accompanying notes are an integral part of these financial statements.

32    October 31, 2008

The Tocqueville Trust
Statements of Changes in Net Assets

Small Cap Fund		International Value Fund		Gold Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2008	2007	2008	2007	2008	2007

$48,407	$321,726	$1,890,571	$1,112,403	$(10,526,148)	$(7,970,894)
169,198	4,658,397	7,318,134	25,994,545	15,648,877	161,899,664
(19,843,665)	(1,002,822)	(92,861,385)	5,080,428	(677,969,427)	178,803,895
(19,626,060)	3,977,501	(83,652,680)	32,187,376	(672,846,698)	332,732,665

(335,138)	—	(1,371,852)	(3,604,661)	(8,713,461)	(3,621,877)
(4,709,888)	(6,159,790)	(25,545,236)	(30,743,930)	(158,099,409)	(84,246,717)
(5,045,026)	(6,159,790)	(26,917,088)	(34,348,591)	(166,812,870)	(87,868,594)

20,592,976	7,225,777	12,725,161	22,555,387	219,802,295	307,337,813
4,356,344	5,484,786	23,234,344	29,649,169	159,171,486	82,687,483
(13,392,617)	(13,685,825)	(26,421,522)	(56,056,809)	(359,932,042)	(236,669,324)
11,556,703	(975,262)	9,537,983	(3,852,253)	19,041,739	153,355,972
(13,114,383)	(3,157,551)	(101,031,785)	(6,013,468)	(820,617,829)	398,220,043

49,543,492	52,701,043	219,220,438	225,233,906	1,231,474,523	833,254,480
36,429,109	49,543,492	118,188,653	219,220,438	410,856,694	1,231,474,523
$16,759	$2,650	$19,385	$28,384	$564,671	$515,000
$38,161	$317,861	$2,402,161	$1,134,161	$(70,469)	$17,401,247

1,569,321	419,793	1,090,157	1,432,275	4,864,962	5,771,159
303,367	339,405	1,694,701	1,955,750	3,330,644	1,641,276
(1,019,695)	(806,145)	(2,163,092)	(3,553,827)	(8,454,843)	(4,485,886)
852,993	(46,947)	621,766	(165,802)	(259,237)	2,926,549

The accompanying notes are an integral part of these financial statements.

Annual Report    33

The Tocqueville Trust

The Tocqueville Fund
The Tocqueville Small Cap Fund
The Tocqueville International Value Fund
The Tocqueville Gold Fund

Notes to Financial Statements

1.	ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of four separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Fund, and The Tocqueville International Value Fund are classified as diversified investment companies. The Tocqueville Gold Fund is classified as a non-diversified investment company. The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Fund is long-term capital appreciation. The Tocqueville Small Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in common stocks of companies located in the United States that have market values of less than $3 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

a)	Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

34    October 31, 2008

b)	Restricted and illiquid securities

The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)	Accounting pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds adopted FIN 48 on November 1, 2007. It made no impact on their financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

d)	Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

Annual Report    35

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

e)	Written option accounting

The Tocqueville International Value Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

f)	Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

36    October 31, 2008

3.	FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2008, the following table shows the reclassifications made:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
The Tocqueville Fund	$(94,312)	$94,312	$—
Small Cap Fund	7,032	(7,031)	(1)
International Value Fund	749,281	(749,281)	—
Gold Fund	36,570,386	72,082	(36,642,468

The permanent differences primarily relate to net operating losses and capital loss carry forward due to expiration.

As of October 31, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:

			International
	Tocqueville	Small Cap	Value	Gold
	Fund	Fund	Fund	Fund
Tax cost of investments	$448,755,122	$48,807,136	$149,208,480	$580,656,007
Unrealized appreciation	16,216,164	992,848	1,953,220	82,848,442
Unrealized depreciation	(132,567,658)	(14,465,653)	(44,518,754)	(253,755,015)
Net unrealized appreciation (depreciation)	(116,351,494)	(13,472,805)	(42,565,534)	(170,906,573)
Undistributed OI	4,000,729	38,161	2,402,161	—
Undistributed LTG	—	387,124	6,588,454	15,650,272
Distributable earnings	4,000,729	425,285	8,990,615	15,650,272
Other accumulated gain/(loss)	(8,085,273)	—	—	—
Total accumulated gain/(loss)	$(120,436,038)	$(13,047,520)	$(33,574,919)	$(155,256,301)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry forwards and wash sales.

Annual Report    37

The tax character of distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	October 31, 2008
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$7,473,581	$32,490,682	$39,964,263
Small Cap Fund	371,265	4,673,761	5,045,026
International Value Fund	1,371,852	25,545,236	26,917,088
Gold Fund	12,357,089	154,455,781	166,812,870

	October 31, 2007
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$454,720	$—	$454,720
Small Cap Fund	—	6,159,790	6,159,790
International Value Fund	4,604,764	29,743,827	34,348,591
Gold Fund	22,329,899	65,538,695	87,868,594

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax years ended October 31, 2008 and 2007.

At October 31, 2008, certain funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

The
Tocqueville
Fund
Capital losses expiring in:
2010	$8,085,273

During the year ended October 31, 2008, The Tocqueville Fund utilized $2,010,695 of capital loss carryforwards.

4.	FINANCIAL INSTRUMENTS

The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2008, the Funds did not hold any financial instruments with off-balance sheet risk.

38    October 31, 2008

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

With respect to The Tocqueville Fund, effective October 31, 2008, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until October 31, 2009.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2008, the Adviser has made payments of $135,200, $10,197, $48,083 and $272,189 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Small Cap Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2008, were $471,877, $112,215, $97,062 and $529,458, respectively.

6.	FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2008. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

Annual Report    39

7.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2008 are summarized below.

	The
	Tocqueville	Small Cap	International	Gold
	Fund	Fund	Value Fund	Fund
Purchases:	$281,188,002	$70,691,002	$98,942,119	$272,135,620
Sales:	$(245,085,073)	$(66,114,792)	$(112,671,822)	$(357,387,800)

8.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2007 through October 31, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

The Tocqueville Fund
	Share Balance			Share Balance	Dividend	Realized	Value
Issuer Name	at Nov. 1, 2007	Additions	Reductions	Oct. 31, 2008	Income	Gain/(Loss)	at Oct. 31, 2008
Alaska Communication
Systems Group, Inc.	500,000	250,000	—	750,000	$537,500	$—	$7,005,000
Emcore Corp.	—	625,000	—	625,000	—	—	2,225,000
Emcore Corp. Warrants	—	39,375	—	39,375	—	—	—
							$9,230,000

The Tocqueville Small Cap Fund
	Share Balance			Share Balance	Dividend	Realized	Value
Issuer Name	at Nov. 1, 2007	Additions	Reductions	Oct. 31, 2008	Income	Gain/(Loss)	at Oct. 31, 2008
1-800 Flowers.com, Inc.	—	166,500	(8,700)	157,800	$—	$(13,000)	$844,230
Emcore Corp.	—	249,671	(54,271)	195,400	—	29,448	695,624
Kopin Corp.	—	401,600	(29,100)	372,500	—	(18,004)	864,200
Landec Corp.	—	59,000	(1,200)	57,800	—	331	540,430
LionBridge
Technologies, Inc.	—	293,100	(27,000)	266,100	—	(20,582)	463,014
Salix Pharmaceuticals,
Ltd.	110,000	72,100	(12,000)	170,100	—	(79,528)	1,564,920
Symyx Technologies	—	66,700	(4,800)	61,900	—	1,305	272,979
Thoratec Corp. (a)	—	108,500	(74,000)	34,500	—	505,487	849,390
Ultratech, Inc.	102,000	34,400	(40,700)	95,700	—	43,936	1,443,156
							$7,537,943

40    October 31, 2008

The Tocqueville Gold Fund
	Share Balance			Share Balance	Dividend	Realized	Value
Issuer Name	at Nov. 1, 2007	Additions	Reductions	Oct. 31, 2008	Income	Gain/(Loss)	at Oct. 31, 2008
Andean Resources (a)	15,536,500	235,000	—	15,771,500	$—	$—	$23,808,733
Aurelian Resources,
Inc. (a)(b)	756,000	—	(756,000)	—	—	—	—
Cluff Gold Plc (a)	2,450,000	540,000	—	2,990,000	—	—	680,891
Comaplex Minerals
Corp.	1,918,000	921,000	—	2,839,000	—	—	5,535,261
Euro Resources S.A.	2,900,000	—	—	2,900,000	—	—	4,176,704
Fury Explorations
Ltd. (a)	1,500,000	—	(1,500,000)	—	—	(183,205)	—
Gold Resource Corp.	—	2,300,797	—	2,300,797	—	—	5,406,873
Nevada Copper Corp.	—	1,000,000	—	1,000,000	—	—	290,384
New Gold, Inc. (a)	1,518,500	1,959,700	—	3,478,200	—	—	4,040,056
Osisko Mining Corp.
(a)	3,891,900	378,100	—	4,270,000	—	—	6,624,824
Polo Resources
Ltd. (a)	—	49,275,000	(49,275,000)	—	—	(6,154,346)	—
Silverstone Resources
Corp.	—	6,635,000	—	6,635,000	—	—	3,192,815
Troy Resources NL	3,549,520	—	(637,896)	2,911,624	67,611	(118,078)	1,954,266
Troy Resources NL Npv	—	100,000	—	100,000	2,395	—	65,544
							$55,776,351

(a) Security is no longer an affiliated company as of October 31, 2008.
(b) Aurelian Resources, Inc. was acquired by Kinross Gold Corp. on September 9, 2008. As a result the Fund received 239,652 shares of Kinross Gold Corp.

Annual Report    41

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The
Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust, including The
Tocqueville Fund, The Tocqueville Small Cap Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (collectively, the “Funds”), including the schedules of investments as of October 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 23, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of The Tocqueville Trust as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Chicago, Illinois
December 30, 2008

42    October 31, 2008

ADDITIONAL INFORMATION (UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Larry M. Senderhauf (59)	Trustee	Indefinite Term,	Retired. Administrator and	4	Advisory Board
40 W. 57th St., 19th Floor		Since 1998	Trustee, LMS 33 Profit and		Member, Legacy
New York, NY 10019			Pension Sharing Fund from		Bank, Scottsdale,
			1983 to present.		Arizona

Guy A. Main (72)	Trustee	Indefinite Term,	Retired. Formerly, Executive	4	Director, Amwest
40 W. 57th St., 19th Floor		Since 2000	Vice President, Amwest		Insurance Group,
New York, NY 10019			Insurance Group, Inc. from		Inc. from April 1996
			April 1996 to January 2001;		to January 2001;
			Chairman, President and Chief		Chairman,
			Executive Officer, Condor		Association of
			Services Inc. from April 1989		California Insurance
			to April 1996.		Companies from
January 1996 to
January 1998;
Director, Condor
Services Inc. from
April 1989 to
April 1996.

Charles W. Caulkins (52)	Trustee	Indefinite Term,	Founder and President, Arbor	4	Director, Phoenix
40 W. 57th St., 19th Floor		Since 2003	Marketing, Inc. from October		House from January
New York, NY 10019			1994 to present.		2001 to 2007;
Director, Bridges to
Community from
July 2002 to 2006.

James W. Gerard (47)	Trustee	Indefinite Term,	Principal, Juniper Capital	4	Director, American
40 W. 57th St., 19th Floor		Since 2001	Group, LLC (formerly known		Overseas Memorial
New York, NY 10019			as Argus Advisors		Day Association,
			International, LLC), from		1988 to present;
			August 2003 to present;		Director and
			Managing Director, The Chart		Treasurer ASPCA,
			Group from January 2001 to		1988 to present;
			present; Managing Principal,		Trustee, Salisbury
			Ironbound Partners from		School, 2005 to
			October 1998 to December		present.
2000.

Annual Report    43

Independent Trustees
# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

William F. Indoe (65)	Trustee	Indefinite Term,	Partner, Sullivan & Cromwell	4	Director, Rho
40 W. 57th St., 19th Floor		Since 2006	LLP (attorneys-at-law).		Capital Partners, Inc.
New York, NY 10019

William J. Nolan III (61)	Trustee	Indefinite Term,	Retired, Executive Vice	4	Trustee, Adirondock
40 W. 57th St., 19th Floor		Since 2006	President & Treasurer		Museum, Blue Mt.
New York, NY 10019			PaineWebber Inc. 1997-2001.		Lake, NY 1996 to
					present (Treasurer,
					2000 to present).
Interested Trustees (and Officers)*
# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Francois D. Sicart (65)	Chairman	Indefinite Term,	Chairman, Tocqueville	4	Chairman and
40 W. 57th St., 19th Floor	and	Since 1987	Management Corporation, the		Director,
New York, NY 10019	Trustee		General Partner of Tocqueville		Tocqueville
			Asset Management L.P. and		Management
			Tocqueville Securities, L.P.		Corporation, the
			from January 1990 to present;		General Partner of
			Chairman and Founder,		Tocqueville Asset
			Tocqueville Asset		Management L.P.
			Management Corp. from		and Tocqueville
			December 1985 to January		Securities, L.P. from
			1990; Vice Chairman of		January 1990 to
			Tucker Anthony Management		present.
Corporation from 1981 to
October 1986; Vice President
(formerly general partner)
among other positions with
Tucker Anthony, Inc. from
1969 to January 1990.

44    October 31, 2008

Interested Trustees (and Officers)*
# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Robert W. Kleinschmidt (59)	President	Indefinite Term,	President, Chief Investment	4	President and
40 W. 57th St., 19th Floor	and	Since 1991	Officer and Director,		Director,
New York, NY 10019	Trustee		Tocqueville Management		Tocqueville
			Corporation, the General		Management
			Partner of Tocqueville Asset		Corporation, the
			Management L.P. and		General Partner of
			Tocqueville Securities, L.P.		Tocqueville Asset
			from January 1994 to present;		Management L.P.
			and Managing Director from		and Tocqueville
			July 1991 to January 1994;		Securities, L.P.
Partner, David J. Greene & Co.
from May 1978 to July 1991.

Steve Tyrrell (36)	Secretary	Indefinite Term,	Director of Operations,	N/A	N/A
40 W. 57th St., 19th Floor	and	Since 2006	Tocqueville Asset
New York, NY 10019	Treasurer		Management L.P. from 2004
to present; Assistant Director
of Operations, 2002-2004;
Assistant Operations Manager,
Lepercq, de Neuflize & Co.,
Inc. 1998-2002

Andrea Yermack (55)	Anti	Indefinite Term,	Chief Compliance Officer	N/A	N/A
40 W. 57th St., 19th Floor	Money	Since 2006	(April 2006-present),
New York, NY 10019	Laundering		Tocqueville Securities L.P.;
	Compliance		Vice President (June 1999-
	Officer		April 2006), Instinet Group,
LLC

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Annual Report    45

Interested Trustees (and Officers)*
# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Thomas Pandick (61)	Chief	Indefinite Term,	Chief Compliance Officer	N/A	N/A
40 W. 57th St., 19th Floor	Compliance	Since 2004	(October 2004-present),
New York, NY 10019	Officer		Tocqueville Asset
Management L.P.; General
Counsel (January-October
2004), Tocqueville Asset
Management L.P.; Vice
President, Kirkbride Asset
Management, Inc. (2000-2004)

1
Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.	INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements on behalf of the Funds, the Trustees, including the disinterested Trustees, considered the following information:

1)	The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Funds’ Investment Advisory Agreements and the quality of those services over the past year. The Trustees noted that the services include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

46    October 31, 2008

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

2)	The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended July 31, 2008. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Value Funds peer group, with average net assets between $400 million and $600 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $47 million and $53 million, for The Tocqueville Small Cap Fund; The Lipper International Small/Mid Cap Value Funds peer group, with no discretion to average net assets, for The Tocqueville International Value Fund; and The Lipper Gold Oriented Funds peer group, with average net assets between $700 million and $1,800 million, for The Tocqueville Gold Fund (the “Performance Peer Groups”).

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; The Russell 2000 Index for The Tocqueville Small Cap Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; and the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for The Tocqueville Gold Fund (the “Indices”) for the most recent fiscal quarter ended July 31, 2008, and for the one-year, three-year, five-year and ten-year periods ended July 31, 2008. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Board concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Board noted that The Tocqueville Fund had performed well as compared to its Index for all periods and outperformed the median of its Performance Peer Group for all periods. The Board noted that with respect to The Tocqueville Small Cap Fund that despite underperforming its Index and the median of its Performance Peer Group for most periods, the Fund had outperformed both its Index and the median of its Performance Peer Group for its ten-year period. The Board further noted that The Tocqueville International Value Fund was generally in line with its Index and median of its Peer Group except the three-year period, where it was outperformed by its Index. The Board lastly noted that The Tocqueville Gold Fund outperformed its Indices for all periods, except the one-year period, and generally was in line with the median of its Performance Peer Group, except for the one year period where it lagged its Performance Peer Group median.

3)	The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in their respective Performance Peer Groups and a larger universe of funds that included their Performance Peer Groups: the Lipper Multi-Cap Value Funds peer group, with average net assets between $250 million and $750 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $0 and $100 million, for

Annual Report    47

The Tocqueville Small Cap Fund; The Lipper International Small/Mid Cap Value and Growth Funds peer group, with average net assets between $0 and $500 million, for The Tocqueville International Value Fund; and The Lipper Gold Oriented Funds peer group, with no discretion to average net assets, for The Tocqueville Gold Fund (the “Expense Peer Groups” and together with the Performance Peer Groups, the “Peer Groups”). The Adviser noted that it does not advise or sub-advise other funds with an investment policy similar to the Funds’ or other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’. The Trustees considered comparative total fund expenses of the Funds and the Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Board noted that the contract rate advisory fee for each of the Funds was reasonable, despite being above average for the Funds, when compared to their respective Expense Peer Groups. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund was above average, when compared to its respective Expense Peer Group; and that the total expense ratio for The Tocqueville Small Cap Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund were below average, when compared to their respective Expense Peer Groups. The Board noted that The Tocqueville Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2007. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received a handout disclosing the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2007. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)	The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. In the event there was significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

48    October 31, 2008

5)	Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Funds’ advisory fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.	PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.	SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

5.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

The Tocqueville Fund	89.53%
Small Cap Fund	100.00%
International Value Fund	6.31%
Gold Fund	3.10%

Annual Report    49

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended October 31, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

The Tocqueville Fund	100.00%
Small Cap Fund	100.00%
International Value Fund	100.00%
Gold Fund	39.10%

For the year ended October 31, 2008, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

The Tocqueville Fund	15.47%
Small Cap Fund	0.00%
International Value Fund	0.62%
Gold Fund	0.00%

For the fiscal year ended October 31, 2008, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c):

The Tocqueville Fund	53.76%
Small Cap Fund	9.73%
International Value Fund	0.00%
Gold Fund	29.48%

50    October 31, 2008

6.	FOREIGN TAX CREDIT

For the year ended October 31, 2008, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Dividend	Taxes Withheld
Country	Per Share	Per Share
Belgium	$0.001003	$0.000150
Brazil	0.003798	-0.000218
Finland	0.023720	0.003591
France	0.090180	0.015551
Germany	0.005835	0.001281
Greece	0.002355	0.000000
Indonesia	0.013802	0.002083
Italy	0.050148	0.008826
Ireland	0.004622	0.000010
Israel	0.006717	0.001343
Japan	0.047755	0.003484
Mexico	0.009852	0.000000
Netherlands	0.014277	0.001897
Singapore	0.018261	0.000000
South Korea	0.009003	0.001486
Spain	0.003116	0.000561
Sweden	0.010534	0.001580
Switzerland	0.007195	0.001079
Taiwan	0.013743	0.002956
Thailand	0.011887	0.001188
United Kingdom	0.014294	0.000000
	$0.362097	$0.046848

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Investment Adviser
Tocqueville Asset Management L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800
www.tocqueville.com

Distributor
Tocqueville Securities, L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800

Shareholders’ Servicing and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 697-3863

Custodian
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

Board of Trustees
Francois D. Sicart—Chairman
Charles W. Caulkins
James W. Gerard
William F. Indoe
Robert W. Kleinschmidt
Guy A. Main
William J. Nolan III
Larry M. Senderhauf

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there are two audit committee financial experts serving on its audit committee, James Gerard and Guy Main and, who are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/08	FYE 10/31/07
4(a) Audit Fees	$90,000	$85,000
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$12,000	$11,200
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The registrant's audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm ("accountants") for the registrant and (ii) any non-audit services performed by the accountants for the registrant's investment adviser and control persons of the adviser that provide ongoing services to the registrant ("Service Affiliates") if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee.  Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2008 were $0 and $0, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2007 were $0 and $0, respectively.

 4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)*  /s/ Robert W. Kleinschmidt
                                                                    Robert W. Kleinschmidt, President

Date  1/8/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Robert W. Kleinschmidt
                                                                    Robert W. Kleinschmidt, President

Date  1/8/09

By (Signature and Title)*  /s/ Steven J. Tyrrell
                                                                    Steven J. Tyrrell, Treasurer

Date  1/8/09

* Print the name and title of each signing officer under his or her signature.